Exhibit No. 10.1
Form 8-K
Viral Genetics, Inc.
File No. 000-26875

                          DEBT RESTRUCTURING AGREEMENT

     THIS DEBT RESTRUCTURING AGREEMENT, dated as of May 22, 2003 (the "Agreement"), is made by and among VIRAL GENETICS, INC., a Delaware corporation having its principal place of business in South Pasadena, California (the "Borrower") and HAIG KELEDJIAN, an individual (the "Lender") for the purpose of amending and continuing the obligations represented by the Original Notes referenced below effective as of April 1, 2003.

                              W I T N E S S E T H:

      WHEREAS, pursuant to certain promissory notes, to wit:

--------------------------------------------------------------------------------
    Original Principal      Unpaid Principal at March 31,     Maturity Date
                                         2003
--------------------------------------------------------------------------------
       $   201,717                   $   120,050                 12/31/04
--------------------------------------------------------------------------------
       $    48,428                   $    48,428                 12/31/04
--------------------------------------------------------------------------------
       $   182,521                   $   182,521                 12/31/05
--------------------------------------------------------------------------------
       $    18,960                   $    18,960                 12/31/05
--------------------------------------------------------------------------------
       $   166,646                   $   166,646                 12/31/03
--------------------------------------------------------------------------------
       $   247,481                   $   247,481                  Demand
--------------------------------------------------------------------------------

(collectively the "Original Notes") Borrower is indebted to Lender as of March 31, 2003 in the amount of $835,310 representing the principal and accrued interest on the Original Notes as of such date; and

     WHEREAS, Borrower and Lender desire to amend and exchange the Original Notes to make the Borrower responsible for payment, extend the maturity date, and allow Lender the option of exchanging the resulting debt obligation for securities of the Borrower.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                  The Term Loan

     1.1. Restructuring of Debt. The outstanding principal and accrued interest on the Original Notes as of March 31, 2003 of $835,310 is hereby restated and exchanged with Borrower effective April 1, 2003 as a single term loan that accrues interest at the rate of five percent (5%) per annum with all principal and accrued interest due and payable on March 31, 2008 (the "Term Loan"). The Term Loan shall be represented by the "Term Note" in the form attached hereto as Exhibit A. Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lender with



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respect  to the Term Note,  shall be made to the Lender at it address  set forth below on the date such payment is due. Upon execution of this Agreement, Lender is delivering to Borrower the Original Notes.

     1.2. Manner of Payment.

          (a) Payment of principal, interest, and any other amount required to be paid to the Lender with respect to the Term Loan, shall be made to the Lender in U.S. dollars and in immediately available funds on the date such payment is due.

          (b) The Term Loan may be prepaid by Borrower at any time without penalty upon not less than 30 days advance written notice from Borrower to Lender specifying the date of prepayment (the "Prepayment Date"). Prior to the Prepayment Date the Lender may, at its option, give written notice of exchange of the Term Loan for securities of the Borrower as provided in
     Section 1.3, below, in which event payment shall be made by exchange pursuant to Section 1.3.

          (c) In the event that any payment hereunder or under the Term Note becomes due and payable on a day other than a business day, then such due date shall be extended to the next succeeding business day; provided that interest shall continue to accrue during the period of any such extension. "Business day" means any day which is not a Saturday, Sunday or a day on which banks in the state of California are authorized or obligated by law, executive order or governmental decree to be closed.

     1.3. Exchange of Loan Obligation. The Term Loan plus all accrued interest on the Term Loan (the "Loan Obligation"), may be exchanged at the election of the Lender at any time prior to the earlier of the Prepayment Date or March 31, 2008, by Lender giving written notice to Borrower specifying the date of exchange (the "Exchange Date") not less than 30 days nor more than 60 days prior to Exchange Date, for one share of Borrower's voting common stock and one warrant to purchase one share of Borrower's voting common stock in the form attached hereto as Exhibit B ("Warrant") for each $0.30 of the Loan Obligation (the "Exchange Price"). The common stock and Warrant are collectively referred to as the "Borrower Securities." An election made by the Lender to exchange the Loan Obligation for Borrower Securities cannot be revoked by Lender without the written consent of Borrower.

          (a) On the Exchange Date the Lender shall deliver to the Borrower the Term Note and all other instruments evidencing the Loan Obligation to the Borrower marked "paid in full," and the Borrower shall issue and deliver to the Lender the Borrower Securities.

          (b) In the event the Company should at any time or from time to time hereafter fix a record date for the effectuation of a split or subdivision of the outstanding shares of common stock or the determination of holders of common stock entitled to receive a dividend or other distribution payable in additional shares of common stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of common stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such

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     holder  for the  additional  shares of  common  stock or the  Common  Stock
     Equivalents (including the additional shares of common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exchange Price shall be appropriately decreased so that the number of shares of common stock and Warrants issuable on exchange of the Loan Obligation shall be increased in proportion to such increase in the aggregate of shares of common stock outstanding and those issuable with respect to such Common Stock Equivalents.

          (c) If the number of shares of common stock outstanding at any time or from time to time hereafter is decreased by a combination of the outstanding shares of common stock, then, following the record date of such combination, the Exchange Price shall be appropriately increased so that the number of shares of common stock and Warrants issuable on exchange of the Loan Obligation shall be decreased in proportion to such decrease in outstanding shares.

          (d) Whenever there is an adjustment in the Exchange Price under paragraphs (b) or (c) of this Section 1.3, there will be an inverse proportionate adjustment in the then exercise price of the Warrants.

                                   ARTICLE II

                  Representations and Warranties of Borrower

     The Borrower represents and warrants that:

     2.1. Organization and Authority.

          (a) The Borrower is a corporation duly organized and validly existing under the laws of the jurisdiction of its formation;

          (b) The Borrower has the power and authority to execute, deliver and perform this Agreement, the Term Note, and all other Loan Obligations; and

          (c) Each of the Agreement and Term Note is and shall be the legal, valid and binding obligation or agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

     2.2. Loan Documents. The execution, delivery, (or, as the case may be, reaffirmation) and performance by the Borrower of this Agreement and the Term
Note:

          (a) has been duly authorized by all requisite corporate action of the Borrower required for the lawful execution, delivery, reaffirmation and performance thereof;

          (b) do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or

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     arbitral award of any governmental  authority or arbitral authority binding
     on  the  Borrower  or  its   properties,   or  (iii)  the   certificate  of
     incorporation or bylaws of the Borrower;

          (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which the Borrower is a party, or by which the properties or assets of the Borrower are bound and such conflict, breach or event of default could reasonably be expected to result in a material adverse effect on the business, properties or financial condition of the Borrower; and

          (d) does not and will not result in the creation or imposition of any lien upon any of the properties or assets of the Borrower.

     2.3. Reports/ Untrue Statement. Borrower has delivered to Lender a copy of Borrower's annual report on Form 10-KSB for the year ended December 31, 2002, and quarterly report on Form 10-QSB for the quarter ended March 31, 2003 (collectively the "Reports"). Neither this Agreement nor any of the Reports contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make any such warranty, representation or statement contained therein not misleading.

                                   ARTICLE III

                   Representations and Warranties of Lender

     The Lender represents and warrants that:

     3.1. Authority.

          (a) The Lender has the power and authority to execute, deliver and perform this Agreement; and

          (b) This Agreement is and shall be the legal, valid and binding obligation or agreement of the Lender enforceable against the Lender in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

     3.2. Loan Documents. The execution, delivery, (or, as the case may be, reaffirmation) and performance by the Lender of this Agreement:

          (a) does not violate any provisions of (i) applicable law, rule or regulation, or (ii) any judgment, writ, order, determination, decree or arbitral award of any governmental authority or arbitral authority binding on the Lender or its properties; and

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          (b) does not and will not be in conflict  with,  result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which the Lender is a party, or by which the properties or assets of the Lender are bound and such conflict, breach or event of default could reasonably be expected to result in a material adverse effect on the business, properties or financial condition of the Lender.

     3.3. Accredited Investor. Lender is an "accredited investor" as that term is defined in Rule 501 of regulation D promulgated under the Securities Act of 1933.

                                   ARTICLE IV

                       Events of Default and Acceleration

     4.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental authority), that is to say:

          (a) if default shall be made in the due and punctual payment of the principal or interest of the Term Loan, when and as the same shall be due and payable at maturity, by acceleration or otherwise; or

          (b) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement (other than as described in clause (a) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Borrower from the Lender; or

          (c) if any representation, warranty or other statement of fact contained in this Agreement or in any writing, certificate, report or statement at any time furnished to the Lender by or on behalf of the Borrower shall be false or misleading in any material respect when given; or

          (d) if the Borrower shall be unable to pay its debts generally as they become due, admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any insolvency statute, make an assignment for the benefit of its creditors, commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property, or file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

          (e) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower seeking liquidation, reorganization or arrangement or similar

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     relief under the federal  bankruptcy  laws or any other  applicable  law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower takes any action to indicate its consent to or approval of any such proceeding or petition; or

          (f) if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in an aggregate amount in excess of $1,000,000 is rendered against the Borrower, or (ii) there is any attachment, injunction or execution against the Borrower's properties for any amount in excess of $1,000,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

          (g) if any "person" or "group" (each as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934), either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act or 1934), directly or indirectly, of voting stock of the Borrower (or securities convertible into or exchangeable for such voting stock) representing 50% or more of the combined voting power of all voting stock of the Borrower (on a fully diluted basis), or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

          (x) the Lender, at its option, declare by notice to the Borrower the Term Loan to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Lender, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Term Loan to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (d) or (e) above, then the Term Loan shall be immediately due and payable without the necessity of any action by the Lender; and

          (y) The Lender shall have all of the rights and remedies available under this Agreement, the Term Note or under any applicable law.

     4.2. Cumulative Rights. No right or remedy herein conferred upon the Lender is intended to be exclusive of any other rights or remedies contained herein or in the Term Note, and every such right or remedy shall be cumulative and shall

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be in addition to every other such right or remedy  contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

     4.3. No Waiver. No course of dealing between the Borrower and any Lender, or any failure or delay on the part of the Lender in exercising any rights or remedies under this Agreement or the Term Note or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

                                    ARTICLE V

                                  Miscellaneous

     5.1. Assignment. The Lender may assign to one or more persons all or a portion of its rights, obligations or rights and obligations under this Agreement (including, without limitation, all or a portion of its Term Note). Upon execution, delivery, and acceptance of such assignment, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of the Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor and the Borrower shall make appropriate arrangements so that, if required, new notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of taxes that may be required by the Internal Revenue Cod of 1986.

     5.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of delivery to such telefacsimile number for such party, and the receipt of such message is verified by the sender's telefacsimile machine, or (iii) on the fifth business day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

            (a)   if to the Borrower:     Viral Genetics, Inc.
                                          905 Mission Street
                                          South Pasadena, California 91030
                                          Attention: Haig Keledjian, President
                                          Telephone: (323) 682-2171
                                          Telefacsimile: (323) 799-2265

            (b)   if to the Lender:       Haig Keledjian
                                          905 Mission Street
                                          South Pasadena, California 91030
                                          Telephone: (323) 682-2171
                                          Telefacsimile: (323) 799-2265

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     5.3. Survival.  All covenants,  agreements,  representations and warranties made herein shall survive the making by the Lender of the Term Loan and the execution and delivery to the Lender of this Agreement and the Term Note and shall continue in full force and effect so long as the Term Loan remain outstanding.

     5.4. Amendments. No amendment, modification or waiver of any provision of this Agreement or the Term Note and no consent by the Lender to any departure there from by the Borrower shall be effective unless such amendment, modification or waiver shall be in writing and signed by the Lender, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing.

     5.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

     5.6. Termination. The termination of this Agreement shall not affect any rights of the Borrower or Lender, or any obligation of the Borrower or Lender arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the obligations arising prior to or after such termination have been irrevocably paid in full.

     5.7. Severability. If any provision of this Agreement or the Term Note shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

     5.8. Entire Agreement. This Agreement, together with the exhibits hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

     5.9. Governing Law; Waiver of Jury Trial.

          (a) THIS AGREEMENT AND THE TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

          (b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF CALIFORNIA, UNITED STATES OF

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     AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT,  THE BORROWER
     EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND
     HEREBY   IRREVOCABLY   SUBMITS   GENERALLY  AND   UNCONDITIONALLY   TO  THE
     JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c)  THE  BORROWER  AGREES  THAT  SERVICE  OF  PROCESS  MAY BE MADE BY
     PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN
     SECTION 5.2 HEREIN, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF CALIFORNIA.

          (D) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR THE TERM NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE BORROWER AND THE LENDER HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

     5.10. Third Party Beneficiaries. No Person other than the parties hereto shall be entitled to claim any right or benefit under this Agreement, including, without limitation, the status of third-party beneficiary of this Agreement and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement

     5.11. Rules of Interpretation.

          (a) The headings and subheadings used herein are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

          (b) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

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          (c) All  definitions  set forth  herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

          (d) When used herein, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular article, section, subsection, paragraph or clause thereof.

          (e) References to "including" means including without limiting the generality of any description preceding such term.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument, made as of May 22, 2003, to be executed and delivered by a duly authorized officer and individually on June 4, 2003.


                                          VIRAL GENETICS, INC.


                                          By: /s/ Haig Keledjian, President


                                          LENDER


                                          /s/ Haig Keledjian

                                    EXHIBIT A

                                Form of Term Note



                                 Promissory Note

$835,310.00                                           South Pasadena, California

                                                                   April 1, 2003

     FOR VALUE RECEIVED, VIRAL GENETICS, INC., a Delaware corporation having its principal place of business located in South Pasadena, California (the "Borrower"), hereby promises to pay to the order of HAIG KELEDJIAN located in ________________________, California (the "Lender") at the time set forth in the Debt Restructuring Agreement dated as of May 22, 2003 between the Borrower and Lender and as further amended, supplemented or replaced from time to time (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of EIGHT HUNDRED THIRTY FIVE THOUSAND THREE HUNDRED TEN AND N0/100'S DOLLARS
($835,310.00) on March 31, 2008 or such earlier date as may be required or permitted pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, on the date and at the rate provided in Article II of the Agreement. All or any portion of the principal amount or accrued interest of the Term Note may be prepaid or required to be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement the then remaining principal amount and accrued but unpaid interest shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event any amount evidenced by this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rate set forth above.

     This Note is issued in replacement of the Original Notes in favor of the Lender and does not constitute a novation of the indebtedness evidenced thereby.

     This Note is the Term Note referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon Term Loan evidenced hereby is made and is to be repaid.

     All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and is returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

     This Note shall be governed by, and construed in accordance with, the law of the State of California.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                          VIRAL GENETICS, INC.



                                          By: ________________________________
                                              Haig Keledjian, President

                                    EXHIBIT B

                                 Form of Warrant



                              VIRAL GENETICS, INC.

                           Warrant for the Purchase of
                             Shares of Common Stock
                                Par Value $0.0001

                                WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

     This is to certify that, for value received, _____________________________ (the "Holder") is entitled to purchase from VIRAL GENETICS, INC., a Delaware corporation (the "Company"), on the terms and conditions hereinafter set forth, all or any part of ______________________ shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase price of [$0.40] per share ("Warrant Price"). Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

     This warrant is granted subject to the following further terms and conditions:

     1. This warrant shall vest and be exercisable immediately, and shall expire at 5:00 pm Pacific Time on the date that is five years from the date this warrant is signed. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder must take the following actions:

     (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant.

     (b) Pay the aggregate Warrant Price for the purchased shares through one or more of the following alternatives:

          (i)  full   payment  in  cash  or  by  check   made   payable  to  the
               Corporation's order;

          (ii) full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below);

          (iii)full payment through a combination of shares of Common Stock valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

          (iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which Holder shall provide concurrent irrevocable written instructions (i) to a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Warrant Price payable for the purchased shares and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     (c) Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

     (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

     (e) For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the mean between the highest "bid" and lowest "offered" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Common Stock), as reported by the Nasdaq National Market or any successor system.

          (ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (iii)If the Common Stock is not listed on such date on any national securities exchange nor included in the Nasdaq National Market, but is traded in the over-the-counter market, the highest "bid" quotation of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the Nasdaq Smallcap Market or the NASD OTC Bulletin Board, as applicable.

     (f) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

     2. The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

     3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

     4. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share
Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement. The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

     5. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

     6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

     7. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

     8. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

     10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

     11. In case this warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated warrant, or in lieu of and substitution for the warrant lost, stolen, or destroyed, a new warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this _____ day of _______________________ 200__.

                                        VIRAL GENETICS, INC.



                                        By____________________________________
                                           Duly Authorized Officer

                                 Exercise Notice
                 (to be signed only upon exercise of warrant)

TO:   VIRAL GENETICS, INC.

     The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, ________________________________ shares of common stock of Viral Genetics, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

     _______________________________________________________________________

     _______________________________________________________________________

     _______________________________________________________________________

     If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the warrant. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

     The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

      DATED this ________ day of ________________________________, __________.




                                        __________________________________
                                        Signature

                                  Transfer Form

     FOR   VALUE   RECEIVED,   _________________________________________________
hereby sell, assign, and transfer unto

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________________,

warrants to purchase shares of the Common Stock of Viral Genetics, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

________________________________________________________________________________

to transfer said warrants stock on the books of the within named Corporation with full power of substitution in the premises.

      Dated _______________________________________, _______________.



                                        ________________________________________

In presence of

______________________________________